SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 2, 1998



                        Education Management Corporation
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Pennsylvania                   000-21363               25-1119571
----------------------------         --------------        -------------------
(State or other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)



        300 Sixth Avenue, Pittsburgh, Pennsylvania                15222
       -------------------------------------------              ---------
         (Address of Principal Executive Offices)              (Zip Code)



        Registrant's telephone number, including area code: 412-562-0900



                               Page 1 of 6 pages.
                        Exhibit Index appears on page 4.

Item 5.    OTHER EVENTS.

           On December 2, 1998, Education Management Corporation, a Pennsylvania corporation (the "Company"), announced that its Board of Directors had authorized a stock split effected in the form of a stock dividend of one share of its Common Stock, $.01 par value (the "Common Stock"), on each outstanding share of Common Stock as of the close of business on December 8, 1998. The dividend will be distributed on December 29, 1998. A copy of the press release announcing the stock dividend is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

           Information provided on the Company's Year 2000 issues contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and Quarterly Report on Form 10-Q for the period ended September 30, 1998 are hereby incorporated by reference herein and designated as "Year 2000 Readiness Disclosures," as defined in Section 3(9) of the Year 2000 Information and Readiness Disclosure Act (Public Law 105-271), as enacted on October 19, 1998. These Year 2000 Readiness Disclosures have been or may in the future be superseded by the Company's then-most current disclosure regarding Year 2000 issues. As of the date hereof, the Company's most current disclosure regarding Year 2000 issues is included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

            (b)   Pro Forma Financial Information.

                  Not applicable.

            (c)   Exhibits.

            Exhibit 99.1   Press Release dated December 2, 1998


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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Education Management Corporation


Date:  December 3, 1998                     By:/s/ Robert T. McDowell
                                               --------------------------
                                               Robert T. McDowell
                                               Senior Vice President and
                                               Chief Financial Officer















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




                                  EXHIBIT INDEX




Exhibit No.            Description
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99.1                   Press Release dated December 2, 1998



















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